© 2017 Eleven Biotherapeutics. All rights reserved. © 2017 Eleven Biotherapeutics. All rights reserved. Targeting Cancer with POWER+PRECISION™

© 2017 Eleven Biotherapeutics. All rights reserved. This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical development of our protein therapies, potential milestone and royalty payments under the Roche license agreement, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various important factors, including: the occurrence of any event change or other circumstances that could give rise to the termination of the Roche license agreement, the uncertainties inherent in receiving future payments pursuant to the Roche license agreement, the uncertainties inherent in the initiation and conduct of clinical trials, our ability to successfully develop our product candidates and complete our planned clinical programs, our ability to obtain marketing approvals for our product candidates, expectations regarding our ongoing clinical trials, availability and timing of data from clinical trials, whether interim results from a clinical trial will be predictive of the final results of the trial or results of early clinical studies will be indicative of the results of future studies, the adequacy of any clinical models, expectations regarding regulatory approvals, our ability to obtain, maintain and protect our intellectual property for our technology and products, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, other matters that could affect the financial performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports on file with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this presentation are made as of the date hereof, and Eleven assumes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise except as required by applicable law. Forward-Looking Statements 2

© 2017 Eleven Biotherapeutics. All rights reserved. Eleven Biotherapeutics • Cambridge, Massachusetts-based company founded in 2010 by Flagship and Third Rock Ventures to engineer protein therapeutics (NASDAQ:EBIO) • In August 2016, we granted Roche an exclusive license to EBI-031, a humanized monoclonal antibody that binds interleukin-6 (IL-6) and inhibits all forms of IL-6 cytokine signaling ‒ Received $30 million in upfront and milestone payments ‒ Eligible for additional $240 million upon achievement of future regulatory, development and commercialization milestones • Next milestone $20 million on initiation of Phase 2 ‒ Entitled to tiered royalties on net sales • In September 2016, we acquired Viventia Bio Inc. to create a targeted protein therapeutics oncology company ‒ Acquisition included our lead product candidates, ViciniumTM, in a Phase 3 registration trial for non-muscle invasive bladder cancer, and ProxiniumTM, for the treatment of squamous cell carcinoma of the head and neck 3

Investment Rationale

Proprietary Targeted Protein Therapeutics designed to improve upon and overcome challenges of existing ADCs and SMDCs

- *Dual MOA*: directly kills cancer cells and promotes anti-tumor immune response
- Utilizes antibody fragments which are associated with *better tumor penetration*
- *Improved payload is* effective against quiescent and multidrug resistant cancer cells
- *Stable* single protein product candidates

Lead drug candidate Vicinium™ in Phase 3 registration trial for high-grade non-muscle invasive bladder cancer (NMIBC)

- Topline three-month data expected mid-2018; topline 12-month data expected Q2 2019
- In Phase 2 trial, demonstrated complete response rate of 40% at three months

Vicinium entering Phase 1 combination study with checkpoint inhibitor

- Vicinium + durvalumab, AZ's PD-L1 inhibitor to be studied under CRADA at NCI
- Immune response biomarker data could inform broader combo trials

Broad pipeline of locally and systemically administered product candidates for future development

- Proximium™, for squamous cell carcinoma of the head and neck (SCCHN)
  - Anti-tumor activity demonstrated in over 100 patients in prior clinical trials
  - Next step a Phase 1/2a trial in combination with a checkpoint inhibitor
- VB6-845d, systemically administered TPT, utilizes proprietary deBouganin payload
  - Next step is to file IND with FDA

Over $15 million in cash at end of Q2 2017; funds operations into Q1 2018

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Product Pipeline

Product Candidate	Payload	Indication	Preclinical	Ph 1	Ph 2	Ph 3
Locally administered TPTs						
Vicinium	ETA	BCG refractory high-grade NMIBC				
Locally administered TPT + Systemic Checkpoint Inhibitor						
Vicinium + Durvalumab	ETA & IO	BCG refractory high-grade NMIBC				
Proxinium (combination with checkpoint inhibitor)	ETA & IO	SCCHN				
Systemically administered TPTs						
VB6-845d	deBoug	Solid tumors				
Partnered Assets						
EBI-031 (Roche)	n/a	Diabetic Macular Edema				

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© 2017 Eleven Biotherapeutics. All rights reserved. NCI/ AZ - Vicinium + durvalumab NMIBC Phase 1 first patient treated Q4 2017 VISTA - Vicinium NMIBC Phase 3 complete enrollment Q1 2018 VISTA - Vicinium NMIBC Phase 3 topline three-month data Mid 2018 NCI/AZ - Vicinium + durvalumab NMIBC Phase 1 initial biomarker data Q3 2018 VISTA - Vicinium NMIBC Phase 3 topline 12-month data Q2 2019 Projected Newsflow 6

© 2017 Eleven Biotherapeutics. All rights reserved. Targeted Protein Therapeutics (TPTs) are expressed as a single protein molecule comprised of an anti-tumor antibody fragment, a tether and a cytotoxic payload Can be designed either for loco-regional or systemic delivery Antibody Fragment Tether Protein toxin Stable Peptide sequence Anti-tumor Single chain Fv Pseudomonas Exotoxin A (ETA) Extremely potent Requires antibody to enter cell 7 Engineered Fusion Proteins “Smart Missiles” Vicinium:

© 2017 Eleven Biotherapeutics. All rights reserved. TPTs Designed to Overcome Limitations and Improve on Existing ADCs • TPTs are designed to deliver a greater amount of drug to the tumor with deeper penetration and faster systemic elimination ‒ Utilize antibody fragments instead of intact Mabs • Are designed to kill a broader array of cancer cells within a targeted tumor ‒ Utilize powerful protein synthesis inhibitor payloads designed to kill both rapidly proliferating and slower growing cancer cells including cancer stem cells ‒ Not subject to multidrug resistance (MDR) mechanisms • May promote therapeutic immune responses ‒ Data suggest TPTs drive immunogenic cell death ‒ Potential synergistic combinations with checkpoint inhibitors and other I/O products • Potentially improved safety profile due to stable, genetically engineered linkers - product candidates are single protein molecules ‒ Designed to remain intact until internalized into targeted cancer cell • One-step manufacturing ‒ More efficient than existing ADC manufacturing ‒ Cost-effective E. Coli expression system 8

© 2017 Eleven Biotherapeutics. All rights reserved. 9 TPT Mechanism of Action Focused delivery and potent anti-cancer effect

© 2017 Eleven Biotherapeutics. All rights reserved. TPTs Induce Immunogenic Cell Death Suggests Second Mechanism of Action, Synergy with I-O Agents • Preclinical and clinical trial data suggest that VB4 (Vicinium and Proxinium) is promoting host anti-tumor immune responses ‒ Immune checkpoint therapy requires an ongoing immune response and is believed to be most effective in tumors with somatic mutations • Immunogenic Cell Death (ICD)* ‒ Promotes pro-inflammatory environment and drives adaptive cellular immune responses by releasing tumor neoantigens into this environment ‒ Cell death signals recognized by APCs (M1 phenotype) ‒ Hallmark of ICD is the presence of three Damage Associated Molecular Patterns (DAMPs) • Calreticulin cell surface expression; • Active ATP release from the cell; and • Passive release of high mobility group box 1 protein (HMGB1) • TPT treatment of tumor cells in vitro results in increase in DAMPs** indicating that TPTs kill in a manner consistent with ICD ‒ Suggests that TPTs could be employed to drive host anti-tumor immune responses that synergize with checkpoint inhibitors and other I-O agents • Reviewed in Vandenabaele, p et al, Adv. Exp Medical Biology 930:133-49 2016 ** Presented at AACR, 2017 10

© 2017 Eleven Biotherapeutics. All rights reserved. An anti-EpCAM single chain Fv antibody fragment fused to Pseudomonas Exotoxin A to create a potent single protein therapeutic Vicinium is in an active Phase 3 Registration Trial for the Treatment of High-Grade NMIBC 11

© 2017 Eleven Biotherapeutics. All rights reserved. Vicinium Overview Extremely Potent • Subpicomolar IC50 Targeting EpCAM in NMIBC • >98% of high grade NMIBCs express EpCAM in prior studies • Minimal to no EpCAM expression on normal bladder cells Phase I and Phase 2 completed • Demonstrated complete responses in patients with carcinoma-in-situ (CIS) • Well tolerated Vicinium VISTA Study In Bladder Cancer • Ongoing Phase 3 single-arm open label registrational study • Lead position vs. competition Recent FDA Draft Guidance on Developing Drugs and Biologics for Treatment of BCG-Unresponsive NMIBC: • Supports single arm Phase 3 trial design • Indicates potential for full approval • VISTA study aligned with FDA guidance 12

© 2017 Eleven Biotherapeutics. All rights reserved. Bladder Cancer • Approx. 75-85% of new bladder cancer cases are NMIBC ‒ Ta: 57% -75% • Low-grade: 77% • High-grade: 23% ‒ T1: 20-30% - almost all high grade ‒ CIS: 5-13% - all high grade Proprietary and Confidential 13

© 2017 Eleven Biotherapeutics. All rights reserved. Opportunity in Bladder Cancer In US, bladder cancer is the 6th most common1 but the most expensive cancer to treat with indirect costs ranging from $184,762 to $461,907 per patient2 • In 2014 the prevalence of bladder cancer was 696,440 in the US3 • In the US the expected incidence in 2017 is 79,000 cases1 ‒ The European incident rate is estimated at approx. twice the US rate • NMIBC comprise 75-85% of bladder cancers4 • Over half of all NMIBC receive treatment with BCG and approx. 40% of patients fail BCG within a two year span5 • Our initial target market includes these 23,700-26,860 patients diagnosed annually as well as the prevalence of patients who have previously failed BCG and have refused cystectomy • Valstar, the only drug approved (1998) in this space is priced at $37,000 14 1ACS 2017, 2Sievert, K, World J. Urol. 2009, 3US SEER Data base 2014, 4Anastasiadis A. Therapeutic Advances in Urology. 2012, 5Steinberg, R. Bladder Cancer 2 (2016)

© 2017 Eleven Biotherapeutics. All rights reserved. Current Approach After BCG Failure No Major Advances in 30 Years • Survivors of initial treatment face a life-long risk of recurrence with stage progression ‒ 30% risk of dying from bladder cancer • Radical cystectomy is the primary recommendation following BCG failure ‒ 50% lifetime risk of cystectomy ‒ Complex, long surgical procedure associated with significant morbidity (28-45%) and mortality (8% w/in 6 months of surgery) ‒ Further complicated as most patients with NMIBC are elderly and often have co-morbidities ‒ >25% of patients require readmission for surgery-related complications within 90 days following surgery, and 34% require emergency room visits. • Potential for future BCG shortage ‒ Sanofi announced plans to stop producing BCG in mid-2017 due to manufacturing challenges ‒ No anticipated impact on accrual to VISTA study ‒ May represent a market-expansion opportunity • Valrubicin (Valstar®) ‒ Approved in the United States for BCG refractory CIS in patients for whom immediate cystectomy would be associated with unacceptable morbidity or mortality. ‒ Approval based upon a single registration study of 90 patients with BCG refractory CIS disease, 18% CR rate at 6 months after starting treatment. Associated with significant toxicity. 15

NMIBC: BCG Failure Leads to Cystectomy*



TURBT
Low Risk
Postoperative Chemo
Complete Response
Surveillance
Recurrence Within 1 year
Reassess as Int. Risk
Partial or no Response
Int. Risk
others
Induction Chemo
Complete Response
BCG
Complete Response
Maintenance (1 yr)
Surveillance
T1 and or incomplete TUR
Re-TURBT +/-Chemo
Reinduce
Complete Response
Recurrence
Complete Response
≥ 1 yr
≤1 yr
T1, LVL +/- variant
Cystectomy
If unfit or unwilling to Undergo surgery
Clinical Trial
If trial is unavailable
Interventional Chemo
T1, LVL +/- variant
High Risk
Re-TURBT +/-Chemo
others
T1
others
Partial or no Response
Reinduce
Complete Response
BCG
Complete Response
Maintenance (3 yr)

Non-Muscle Invasive Bladder AUA/SUO Treatment Algorithm

*Adapted from Diagnosis and Treatment of Non-Muscle Invasive Bladder Cancer: AUA/SUO Guideline, 2016

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© 2017 Eleven Biotherapeutics. All rights reserved. Development of Drugs and Biologics for NMIBC In November 2016, the FDA released draft guidance “BCG-Unresponsive Nonmuscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment - Guidance for Industry: ‒ CIS is not completely resected and will persist or progress without treatment ‒ Standard of Care for BCG-unresponsive disease is cystectomy ‒ Effective drugs are not available for this population ‒ Single-arm trials of patients with BCG-unresponsive CIS disease with or without papillary disease with a response rate endpoint may be appropriate for full approval 17 The Phase 3 VISTA study is consistent with the FDA draft guidance for providing evidence of effectiveness to support a marketing application Only recent review in this disease space was Telesta’s MCNA – eliciting a similar inflammatory response in the bladder as BCG - Completed a clinical trial in high grade NMIBC. Demonstrated 18.7% CR rate at 1 year in CIS patients, but only 15.1% in key BCG refractory population - Missed primary endpoint but still received FDA review and panel in 2015 - Advisory board voted against approval (18 to 6) – we believe transcript suggests decision not based on sufficient efficacy but issues with protocol design and lack of MOA distinct from BCG FDA issued a Complete Response Letter to Telesta

© 2017 Eleven Biotherapeutics. All rights reserved. Vicinium: Phase 1 Clinical Results • 64 patients with Grade 2 or 3 BCG refractory or intolerant EpCAM “+” NMIBC* • Trial design ‒ Treated weekly x 6 weeks ‒ Dose escalation (0.1- 30.16 mg) ‒ Efficacy assessment ‒ Cystoscopy, Biopsy (Random and Directed), Urine Cytology *Source: Kowalski et. al., Drug Design, Development and Therapy 4: 313, 2010. Safety and Exploratory Efficacy • CIS population Complete Response (CR) rate at 3 months: • Low dose (0.1 mg - <1.0mg): 1/6 (17%) • High Dose (≥ 10.0mg): 4/11 (36%) • No dose limiting toxicities (DLTs) reported. Well tolerated at these doses. • No maximum tolerated dose (MTD) was reached • Only 2 subjects with detectible systemic levels (very near the LLQ). No clinical complications. 18 +Refractory was defined as recurrence within 2 years after at least one full cycle of BGC. 5 of 64 patients were BCG intolerant *Source: Kowalski et. al., Drug Design, Development and Therapy 4: 313, 2010.

© 2017 Eleven Biotherapeutics. All rights reserved. Vicinium Phase 2 Trial • Design: Phase 2 Trial evaluating two induction schedules followed by maintenance treatment, all treatments once weekly • Study Population: Patients with EpCAM+ CIS (+/- papillary disease) previously treated with BCG in the past 24 months (or BCG-intolerant) • Primary Endpoints: CR rate at 12 weeks • Secondary Endpoints: Duration or response, recurrence rate, progression rate, safety & tolerability Induction 1 6 weeks therapy 6 weeks no therapy Induction 2 6 weeks therapy 6 weeks no therapy Maintenance cycle 1 3 weeks therapy 9 weeks no therapy Maintenance cycle 2 3 weeks therapy 9 weeks no therapy Maintenance cycle 3 3 weeks therapy 9 weeks no therapy Induction 1 12 weeks therapy Maintenance cycle 1 3 weeks therapy 9 weeks no therapy Maintenance cycle 2 3 weeks therapy 9 weeks no therapy Maintenance cycle 3 3 weeks therapy 9 weeks no therapy COHORT 1 COHORT 2 1 week off 1 week off 1 week off 1 week off 19

© 2017 Eleven Biotherapeutics. All rights reserved. • No significant toxicity or tolerability issues ‒ Generally well tolerated ‒ No subjects unable to complete treatment ‒ 65% of subjects had an AE related to treatment • The majority being local bladder ‒ Three subjects reported SAEs. None of the SAEs were determined to be study drug related 20 Vicinium Phase 2 Trial: Safety Results

© 2017 Eleven Biotherapeutics. All rights reserved. Vicinium Phase 2 Trial: Efficacy Results Source: Kowalski et. al., Drug Design, Development and Therapy 4: 313, 2010. • CR rates ‒ Three months: 40.9% (cohort 1) and 39.1% (cohort 2) ‒ 12 months: 13.6% (cohort 1) and 17.4% (cohort 2) • All patients who were a CR at one year remained disease-free at least 18 months (18-25 months) 21 Complete Response Rates in Evaluable Population No. / Total No. Cohort 1 Cohort 2 Totals At any point(1) 11/22 (50.0%) 9/23 (39.1%) 20/45 (44.4%) At 3 mos 9/22 (40.9%) 9/23 (39.1%) 18/45 (40.0%) At 6 mos 6/22 (27.3%) 6/23 (26.1%) 12/45 (26.7%) At 9 mos 3/22 (13.6%) 5/23 (21.7%) 8/45 (17.8%) At 12 mos 3/22 (13.6%) 4/23 (17.4%) 7/45 (15.6%) 1Two subjects in Cohort 1 received additional Vicinium after 3 months and achieved CRs

© 2017 Eleven Biotherapeutics. All rights reserved. -100 0 100 200 300 Combined Phase 2 data CIS with or without Ta, T1 Increased Area Affected Stable Disease (SD) Partial Response (PR) Complete Responders (CR) • 73% of non CRs had clinical benefit • Two patients in Phase 2, Arm 1 achieved a CR after receiving a second induction • Increased induction frequency of treatment in Phase 3 in effort to drive PRs and SDs to CRs • Increased maintenance frequency in Phase 3 to achieve more durable CRs Vicinium: Rationale for Increasing Frequency of Dosing 22 Only subjects (40/46) with baseline and 3 months bladder map data are included

An Open-Label, Multicenter, Phase 3 Study to Evaluate the Efficacy and Tolerability of Intravesical ViciniumTM in Subjects with Non Muscle Invasive Carcinoma in Situ (CIS) and/or High-Grade Papillary Disease of the Bladder Previously Treated with Bacillus Calmette Guérin (BCG) https://clinicaltrials.gov/ct2/show/NCT02449239

© 2017 Eleven Biotherapeutics. All rights reserved. 24 Phase 3 Study Design and Endpoints Single-arm, open label registrational Phase 3 study • Sample size: 134 patients with BCG-unresponsive disease ‒ 77 subjects with BGC-unresponsive CIS (Full enrollment expected Q1 2018) • Primary Endpoint ‒ CR at 12 months and duration of response (DoR) in CIS patients (top line 3 mo data expected mid 2018) • Key Secondary Endpoints ‒ Event-free survival (EFS), 18 month EFS ‒ Time to cystectomy ‒ Time to disease recurrence • Exploratory endpoint for biomarkers ‒ Progression-free survival (PFS) ‒ Overall survival (OS) Induction Phase Weeks 1-6 twice weekly Maintenance Phase Up to week 104 Every other week Weeks 7-12 Once weekly

© 2017 Eleven Biotherapeutics. All rights reserved. Recent Vicinium Advances • June 1, 2017 “Eleven Biotherapeutics Announced Data and Safety Monitoring Board (DSMB) Recommendation to Continue Phase 3 Registration Trial with ViciniumTM in Non- Muscle Invasive Bladder Cancer Based on Review of Safety and Efficacy Data”. - Phase 3 Trial Enrollment Exceeds 50% - First time looking at safety and efficacy • June 6, 2017 “Eleven Biotherapeutics to Collaborate with Astra Zeneca and the National Cancer Institute on Development of ViciniumTM in Combination with durvalumab for the Treatment of Non-Muscle Invasive Bladder Cancer” 25

© 2017 Eleven Biotherapeutics. All rights reserved. Our AstraZeneca & National Cancer Institute Collaboration 26

Phase 1 Checkpoint Inhibitor Combination
Vicinium + Durvalumab in NMIBC

- The clinical and preclinical observations that suggest VB4 (Vicinium and Proxinium) may induce anti-tumor immune responses have lead to a combination clinical study.
- The NCI has entered into CRADAs with EBIO and AstraZeneca to perform a clinical trial evaluating the combination of Vicinium and durvalumab, AZ's PD-L1 checkpoint inhibitor, in patients with NMIBC.
- This study will provide clinical validation of Vicinium's ability to induce anti-tumor immune responses that are required for the effective use of checkpoint inhibitors.
- Assessment of critical biomarkers will be performed on patient samples. The results will be assessed periodically and will be available to EBIO on an ongoing basis.
  - We believe this biomarker data could lead to broader combination trials
- Key endpoints of the study include safety, tolerability and preliminary anti-tumor activity of the combination of the two agents.

Induction		Maintenance Cycle
Vicinium weekly for 12 weeks	→	Vicinium every other week
Durvalumab q 4 weeks	→	Durvalumab q 4 weeks

Evaluate every three months (Cysto, Cytol, Biopsy)
If CR repeat Maintenance Cycle up to 7 cycles (2 years including Induction Phase)

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© 2017 Eleven Biotherapeutics. All rights reserved. Treatment of Late-Stage SCCHN 28

© 2017 Eleven Biotherapeutics. All rights reserved. • Single chain anti-EpCAM antibody fragment fused with ETA • Late-stage SCCHN is dominated by the primary tumor ‒ 40-60% of deaths result from local or regional disease1 ‒ 90% of patients with disseminated disease die as a result of uncontrolled disease at the primary site or in the neck2 • The annual incidence of head and neck cancers worldwide is more than 650,000 cases with around 350,000 deaths each year3 ‒ 2016 estimate of 46,330 new cases of oral cavity, pharyngeal and laryngeal tumors in the U.S. with ~9,570 deaths4 • Surgery highly invasive and associated with significant morbidity ‒ Five year survival rate of only 40-50%, depending on stage of advancement ‒ Up to 70% of patients present with advanced disease ‒ Recurrent disease often not suitable for additional surgery or radiation • Standalone chemo/biologics have limited benefit ‒ 2nd line chemotherapy median survival is 103 days2; best supportive care median survival is 56 days2 • Opportunity to demonstrate potential complementary MOA with checkpoint inhibitors 1Clayman & Dreiling, Injectable Modalities as Local and Regional Strategies for Head and Neck Cancer 2Leon et. al. Clin Oncol 17: 418, 2005. 3Heroiu et al. Maedica, 2013; 8(1), 80-85 4American Cancer Society (http://www.cancer.org/cancer/oralcavityandoropharyngealcancer/detailedguide/oral-cavity-and-oropharyngeal-cancer-key-statistics Proxinium: Targeting Late-Stage SCCHN 29

© 2017 Eleven Biotherapeutics. All rights reserved. • Completed two Phase 1 trials, Russia (daily) and Brazil (weekly) ‒ Proxinium was generally well-tolerated ‒ Anti-tumor activity in 43% Russia trial, 62% Brazil trial ‒ Three out of the four patients with complete responses of their injected tumor had regression or complete resolution of a non-injected tumor • Suggests immune driven response ‒ Mean OS for EpCAM “+” subjects was 207 days vs. 125 days for EpCAM “-” subjects ‒ Phase 1 results suggest that Proxinium may be effective in the treatment of EpCAM “+” SCCHN • Completed US Phase 2 trial ‒ Proxinium administered weekly at 500 mg or 700 mg via intratumoral injection ‒ Confirmed 700 µg as the recommended dose ‒ Proxinium well-tolerated with pain at the injection site as the most common AE ‒ Reduction in the bidirectional size of the principle targeted tumor observed in 71% (10/14) of the evaluable subjects • RECIST criteria not employed ‒ Growth control of the initial treated tumor was achieved in four of five subjects with multiple tumors, leading to treatment of additional tumors Proxinium: Targeting Late-Stage SCCHN 30

© 2017 Eleven Biotherapeutics. All rights reserved. After four weeks of treatment Targeted tumor cell cytotoxicity may lead to cross-priming and immune therapy (T cell-mediated killing) of non-targeted tumors Injected Tumor Subject A: Subject B: Pre-treatment Injected Tumor Non-Injected Tumor Proxinium: Responses in Injected & Non-Injected Tumors 31

© 2017 Eleven Biotherapeutics. All rights reserved. Proxinium + BSC vs. BSC. Summarized Phase 2 and Phase 3 data1 RECIST criteria not employed Progression Stable Disease Response 1Only subjects with baseline and post-treatment tumor measurements are included (N = 36 for Proxinium + BSC; N = 26 for BSC only). 32 Proxinium: Phase 2/3 Clinical Trial Data

© 2017 Eleven Biotherapeutics. All rights reserved. • Observed responses in non-injected tumors during prior clinical trials and evidence from preclinical in vitro and animal studies suggest that Proxinium generates a host anti-tumor immune response that may improve the efficacy of checkpoint inhibitors • Two checkpoint inhibitors that act by blocking PD-1, Opdivo and Keytruda, have been approved for treatment of SCCHN • Next Step: initiate a Phase 1/2a trial evaluating Proxinium in combination with checkpoint inhibitors in patients with SCCHN ‒ Currently deferring development of Proxinium to focus efforts and resources on ongoing development of Vicinium ‒ NCI biomarker could unlock partnerships Proxinium: Clinical Development Plan 33

© 2017 Eleven Biotherapeutics. All rights reserved. De-Immunized Systemic Product Pipeline Bouganvillea sp. deBouganin toxin 34

deBouganin: Next Generation Payload

- **Highly potent plant toxin**
  - Picomolar killing, avoidance of MDR, potentially effective against cancer stem cells
  - Safety profile provides broad therapeutic window
- **Engineered de-immunized variant for systemic delivery**
- **Type 1 ribosome inactivating protein**
  - RNA N-glycosidase causes deadenylation of the 28S ribosome
  - Blocks translation inducing apoptotic cell death
- **Cell cycle independent**
  - Potentially effective against cancer stem cells
- **Pilot Phase 1 trial showed significant reduction in payload immunogenicity**
- **Plan to file IND for deimmunized TPT, VB6-845d at appropriate time**
  - Currently on hold while focused on Phase 3 trial, pursuing collaborations



Antibody receptors
DeBouganin
Antibody
DeBouganin
Antibody
DeBouganin
Disrupts protein synthesis
DeBouganin
Antibody
Bound complex
Tumor Cell Death

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© 2017 Eleven Biotherapeutics. All rights reserved. Corporate 36

© 2017 Eleven Biotherapeutics. All rights reserved. Experienced Leadership Team Stephen Hurly President, CEO, and Director David Brooks, MD, PhD SVP Clinical Development Rich Fitzgerald Interim Chief Financial Officer (effective Oct 20, 2017) Greg Adams, PhD Chief Scientific Officer Glen MacDonald, PhD Chief Technology Officer Wendy L. Dixon, PhD - Chair Abbie C. Celniker, PhD Paul Chaney Leslie L. Dan, BSc Phm, MBA, CM Dan Lynch Jay S. Duker, MD Barry J. Gertz, MD, PhD Jane V. Henderson MANAGEMENT TEAM BOARD OF DIRECTORS 37

© 2017 Eleven Biotherapeutics. All rights reserved. Vicinium + durvalumab NMIBC Phase 1 first patient treated Q4 2017 Vicinium NMIBC Phase 3 complete enrollment Q1 2018 Vicinium NMIBC Phase 3 topline three-month data Mid 2018 Vicinium + durvalumab NMIBC Phase 1 initial biomarker data Q3 2018 Vicinium NMIBC Phase 3 topline 12-month data Q2 2019 EBIO Corporate / Projected News Flow 38 • $15.8M cash reported at end of last quarter (June 30, 2017) • 24.7M shares outstanding as of Sept 30, 2017

© 2017 Eleven Biotherapeutics. All rights reserved. © 2017 Eleven Biotherapeutics. All rights reserved. Targeting Cancer with POWER+PRECISION™